UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 12, 2007

                               Badger Meter, Inc.
               (Exact name of Registrant as Specified in Charter)


           Wisconsin                 1-6706              39-0143280
 (State or Other Jurisdiction     (Commission          (IRS Employer
       of Incorporation)          File Number)       Identification No.)


        4545 W. Brown Deer Rd., Milwaukee, Wisconsin      53223
          (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code:      (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01      Other Events.
---------      ------------

               On July 12, 2007, the Company issued a press release announcing that it had signed a three-year contract with the city of Chicago to provide its ORION(R) proprietary mobile radio frequency automatic meter reading system for 162,000 water meters. The contract is valued at approximately $39.5 million. A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits.
---------      ---------------------------------

               (a)             Financial Statements of Business Acquired.
                               -----------------------------------------

               Not applicable.

               (b)             Pro Forma Financial Information.
                               -------------------------------

               Not applicable.

               (c)             Shell Company Transactions.
                               --------------------------

               Not applicable.

               (d)             Exhibits.
                               --------

               The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BADGER METER, INC.



Date: July 12, 2007                  By: /s/ Richard E. Johnson
                                         ---------------------------------------
                                               Richard E. Johnson
                                               Senior Vice President - Finance
                                               and Treasurer
                                               Chief Financial Officer

                   Exhibit Index to Current Report on Form 8-K
                               Dated July 12, 2007


Exhibit
Number                               Description
------                               -----------

(99.1)       Badger Meter, Inc. Press Release, dated July 12, 2007.